American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 66.04%
Basic Materials - 4.36%
Starfruit Finco B.V., 5.740%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	$250,000	$246,095

		246,095

Consumer - 20.74%
Belfor Holdings, Inc., Due 2/14/2026, Term Loan BB	250,000	251,875
Getty Images, Inc., 7.000%, Due 2/19/2026, 2019 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	249,375	247,193
Gray Television, Inc., 4.982%, Due 1/2/2026, 2018 Term Loan C, (1-mo. LIBOR + 2.500%)	249,375	246,415
Laureate Education, Inc., Due 4/26/2024, 2017 Term Loan BB	181,341	181,047
Penn National Gaming, Inc., 3.749%, Due 10/19/2023, 2017 Term Loan A, (1-mo. LIBOR + 1.250%)	246,875	243,557

		1,170,087

Financial - 3.40%
NFP Corp., Due 1/8/2024, Term Loan BB	199,490	192,009

		192,009

Health Care - 7.50%
Envision Healthcare Corp., 6.249%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	249,375	232,959
Radiology Partners Holdings LLC, Due 6/21/2025, 2018 1st Lien Term Loan BB	189,999	190,156

		423,115

Manufacturing - 4.32%
Associated Asphalt Partners LLC, 7.749%, Due 4/5/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.250%)	247,833	243,702

		243,702

Media - 4.41%
CSC Holdings LLC, 5.591%, Due 4/15/2027, 2019 Term Loan B, (1-mo. LIBOR + 3.000%)	250,000	248,437

		248,437

Technology - 8.16%
ION Trading Technologies S.a.r.l., 6.744%, Due 11/21/2024, USD Incremental Term Loan B, (1-mo. LIBOR + 4.000%)	241,433	233,801
Riverbed Technology, Inc., 5.750%, Due 4/24/2022, 2016 Term Loan, (1-mo. LIBOR + 3.250%)	250,000	226,563

		460,364

Telecommunications - 13.15%
CenturyLink, Inc., 5.249%, Due 11/1/2022, 2017 Term Loan A, (1-mo. LIBOR + 2.750%)	243,507	242,696
Intelsat Jackson Holdings S.A., 6.625%, Due 1/2/2024, 2017 Term Loan B5	250,000	249,562
Windstream Holdings, Inc., Due 3/6/2021, DIP Term LoanB	250,000	249,298

		741,556

Total Bank Loan Obligations (Cost $3,752,060)		3,725,365

CORPORATE OBLIGATIONS - 4.30% (Cost $242,732)
Industrial - 4.30%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.750%, Due 10/15/2020	242,277	242,580

FOREIGN CORPORATE OBLIGATIONS - 4.45% (Cost $253,381)
Utilities - 4.45%
Atlantica Yield PLC, 7.000%, Due 11/15/2019C	250,000	251,250

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 35.82% (Cost $2,020,218)
Investment Companies - 35.82%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.37%D E	2,020,218	$2,020,218

TOTAL INVESTMENTS - 110.61% (Cost $6,268,391)		6,239,413
LIABILITIES, NET OF OTHER ASSETS - (10.61%)		(598,663)

TOTAL NET ASSETS - 100.00%		$5,640,750

Percentages are stated as a percent of net assets.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of March 31, 2019.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $251,250 or 4.45% of net assets. The Fund has no right to demand registration of these securities.

D	The Fund is affiliated by having the same investment advisor.
E	7-day yield.

DIP - Debtor in Possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PLC - Public Limited Company.

USD United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2019, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$—	$3,725,365	$—	$3,725,365
Corporate Obligations	—	242,580	—	242,580
Foreign Corporate Obligations	—	251,250	—	251,250
Short-Term Investments	2,020,218	—	—	2,020,218

Total Investments in Securities - Assets	$2,020,218	$4,219,195	$—	$6,239,413

U.S. GAAP requires transfers between all levels to/from level 3 to be disclosed. During the period ended March 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2019 (Unaudited)

Organization

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a newly-organized, non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on February 16, 2018 as a Delaware statutory trust. The Fund commenced operations on September 12, 2018. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of non-diversified, closed-end management investment company.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 5% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objectives by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2019 (Unaudited)

to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets that would represent 25% of its net assets. However, the Fund may leverage up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities, as defined in the Investment Company Act); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2019 (Unaudited)

per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2019 (Unaudited)

the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2019 (Unaudited)

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of March 31, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$6,268,391	$35,582	$(64,560)	$(28,978)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.